SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2002


                         PRG-SCHULTZ INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

              Georgia                                    58-2213805
  (State or other jurisdiction of               (IRS Employer Identification
           incorporation)                                   No.)




            2300 Windy Ridge Parkway
                Suite 100 North
                Atlanta, Georgia                               30339-8426
    (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On October 28, 2002, PRG-Schultz International, Inc. ("PRG-Schultz") issued a press release announcing its financial results for the quarter ended September 30, 2002. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Release dated October 28, 2002, a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by PRG-Schultz are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the factors discussed in PRG-Schultz's Form 10-Q as filed with the Securities and Exchange Commission on August 9, 2002 and the "Risk Factors" contained in PRG-Schultz's Post-Effective Amendment on Form S-3 as filed with the Securities and Exchange Commission on August 30, 2002.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number              Description
         --------------              -----------
         99.1                        Press Release dated October 28, 2002



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRG-SCHULTZ INTERNATIONAL, INC.



Date: October 28, 2002                By: /s/ Clinton McKellar
                                          --------------------------------------
                                          Clinton McKellar, Jr., Senior Vice
                                          President, General Counsel and
                                          Secretary








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

                                  EXHIBIT INDEX



Exhibit Number        Description                                           Page
--------------        -----------                                           ----
99.1                  Press Release dated October 28, 2002                     5










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